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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 1995

                             T CELL SCIENCES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                       0-15006                 13-3191702
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)            NUMBER)           IDENTIFICATION NO.)


             115 FOURTH AVENUE,  NEEDHAM, MASSACHUSETTS  02194-4135
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (617) 433-0771

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ITEM 5:  OTHER EVENTS

         T Cell Sciences, Inc. (the "Company") announced on May 18, 1995 that its subsidiary, T Cell Diagnostics, Inc., received clearance from the U.S. Food and Drug Administration to market TRAx(R) CD4 test kit. TRAx(R) CD4 test kit is an in vitro diagnostic test kit which provides a method for enumerating CD4 T cells, a type of white blood cell monitored by physicians treating patients infected with HIV. Futher details regarding this announcement are contained in the news release dated May 18, 1995 attached as Exhibit 20 hereto and incorporated by reference herein.

ITEM 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

       (c)    Exhibits

              Exhibit 99.20   T Cell Sciences, Inc. News Release dated
                              May 18, 1995

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                           T CELL SCIENCES, INC.
                                           ---------------------
                                           (Registrant)


Dated: May 23, 1995                        By:/s/ James L. Levin
                                              ------------------
                                              James L. Levin
                                              Vice President, Regulatory Affairs
                                                  and Pharmaceutical Evaluation





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                                 EXHIBIT INDEX

      EXHIBIT NUMBER            EXHIBIT                   PAGE
      --------------            -------                   ----
      Exhibit 99.20             T Cell Sciences, Inc.      5
                                News Release dated
                                May 18, 1995





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